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                                                                    Exhibit 99.1


                                APPLICATION FORM

I am of legal age in the State of my residence and I hereby purchase Series 28 face amount certificates in the face amounts indicated below which are as described in the Prospectus dated July 1, 1998 of Association for Investment in United States Guaranteed Assets, Inc. and acknowledge receipt of a copy of such Prospectus, I understand that this purchase is irrevocable.

                      NO APPLICATION FORM WILL BE PROCESSED
                      UNLESS ACCOMPANIED BY PAYMENT IN FULL
            (EXCEPT THAT ACCRUED INTEREST WILL BE BILLED ON TRANSFER)

Face Amount                             Payment Enclosed

----------------------                  ----------------------
($12,500 minimum)                       ($5,000 minimum)

REGISTRATION the Certificates should be Registered as follows:

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
MR.     MRS.     MISS.     MS.

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Print Applicant's Name.  For clarity, please skip a space where appropriate.

MR.     MRS.     MISS.     MS.

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Print Joint Registrant's Name, if any. In case of joint registration, a joint tenancy with right of survivorship will be presumed, unless a tenancy in common is indicated. For clarity, please skip a space where appropriate.

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Print Street Address                    City       State      Zip Code

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Signature of Applicant  Date            Signature of Joint Registrant  Date

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Taxpayer's Account Number -or-          Name of Taxpayer whose
Social Security Number                  Account Number appears at left.

Accrued interest will be billed to above address.

                          PLEASE MAKE CHECKS PAYABLE TO
                          "FLEET BANK c/o USGA ACCOUNT"

   Please mail this signed Application Form and your check for the total price shown above to:
                   USGA, P.O. Box 1601, Darien, CT 06820-1601
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TO BE COMPLETED BY YOUR INVESTMENT DEALER

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Dealer Code #        Investment Firm Name          Authorized Signature  Date

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Print Street Address                 City                      State   Zip Code

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Branch Code #          Salesperson's Code #     Salesperson's Last Name